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                      MASTER CONTRACT PURCHASE AGREEMENT

        This Master Contract Purchase Agreement (this "Agreement") effective as of _____________________, 1997, is entered into by and between Tamarack Funding Corporation a Texas corporation ("Seller"), and Tamarack Lenders Corporation, a Texas corporation ("Buyer").


                             BACKGROUND STATEMENT

        This Agreement, under which from time to time Seller will purchase for resale on behalf of Buyer, and Buyer will agree to buy, retail installment contracts and other installment obligations issued for the purchase of used motor vehicles and liens on such vehicles securing the obligations, shall govern the purchase and transfer of the obligations for the benefit of Buyer and the servicing and other incidents thereof, and each shall be subject to the warranties, representations and agreements herein.

                            STATEMENT OF AGREEMENT

        In consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree as follows:

     1. DEFINITIONS. Unless the contract requires otherwise, the following terms shall for all purposes of this Agreement have the meanings hereinafter specified:

          (a) "Certificate of Title" shall mean a certificate of title under the Certificate of Title Act, as amended (Article 6687-1, Vernon's Texas Civil Statutes), or a certificate of title under a statute of another jurisdiction under the law of which indication of a security interest on the certificate is required as a condition of perfection.

          (b) "Dealer" shall mean the Seller-approved dealer who sold a Financed Vehicle and who originated, sold and assigned the related Contract to the Seller.

          (c) "Financed Vehicle" shall mean an automobile or light truck, together with all accessories thereto, securing an Obligor's obligations under the related Contract.
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          (d)  "Contract" shall mean a valid and enforceable motor vehicle retail installment contract or other evidence of an installment obligation of an Obligor which is secured by a lien on a Financed Vehicle.

          (e) "Obligor" shall mean the purchaser or co-purchasers of the Financed Vehicle or any other person who owes payments under the Contract.

          (f) "Pooling and Servicing Agreement" shall mean the agreements between Seller and various Dealers, pursuant to which Seller purchases Contracts from such Dealers.

          (g) "Purchased Contracts" shall mean all Contracts purchased by Buyer from the Seller in accordance with the terms and conditions of this Agreement, including those within a Purchased Contract Pool and shall include all rights of Seller pursuant to the applicable Pooling and Servicing Agreement.

          (h) "Purchased Contract Pool" shall mean all contract pools which Buyer determines to purchase from Seller in accordance with the terms and conditions of this Agreement and shall include all rights of Seller pursuant to the applicable Pooling and Servicing Agreement.

          (i) "Contract Documents" shall mean all documents and proof of delivery evidencing and relating to the Purchased Contracts as Buyer may reasonably request.

          (j) "Servicing Agreement" shall mean the Servicing Agreement duly executed by Seller and Buyer and dated of even date herewith.

          (k) "Credit Enhancements" shall mean any arrangements that are intended generally to improve the collection rates on the Purchased Contracts including, without limitation, any vehicle value insurance or warranty repair service contracts that may be purchased.

     2. PROCEDURE FOR PURCHASE. (a) At any time and from time to time until the termination of this Agreement, the Buyer may request the Seller (i) to solicit from Dealers Contracts and Contract pools, or (ii) to offer to sell to Buyer Contracts and Contract pools, from the portfolio of Contracts owned by Sellers and to assign to buyer all of Seller's rights under the applicable Pooling and Servicing Agreements. Seller shall be obligated to use reasonable efforts to solicit from Dealers Contracts and Contract pools as soon as practicable following any such request by the Buyer. In addition, in deciding whether to offer to sell Contracts to the Buyer or any other purchaser who is affiliated or not affiliated with the Seller is also purchasing Contracts, the Seller shall select such Contracts from the Contracts that are or become available for purchase, such selection to be based upon the respective periods of time the purchasing entities have been in existence, the cost of the available Contracts, the amount of their

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unexpended funds and the need to diversify their holdings.  Seller shall purchase Contracts pursuant to a Pooling and Servicing Agreement reasonably satisfactory to the Buyer, which agreement shall provide that purchases of Contract thereunder shall be with full recourse to the Dealer.

          (b) Payment of the purchase price by Buyer shall be made at the time of the sale to Buyer from Seller or the purchase by Seller on Buyer's behalf of each Purchased Contract. At all times during the term of this Agreement, Buyer shall retain the right to audit any or all Purchased Contracts and/or Purchased Contract Pools for adherence to the terms and conditions of this Agreement. Seller shall cooperate in all material respects with the audit of such Purchased Contracts and/or Purchased Contract Pools. Buyer shall reimburse Seller for all third-party audit costs related hereto. Buyer shall at all times have the right to sell to Seller, and receive a repurchase price equal to the product of remaining unpaid installments on the Contract, times the ratio of the Buyer's original Purchase Price to the aggregate unpaid installments on the date of Buyer's original purchase, any and all Purchased Contracts that are sold to Buyer that do not meet the terms and conditions set forth in this Agreement or that go into default.

     3. PURCHASE PRICE; COMPENSATION. (a) The Purchase Price (herein so called) payable by the Buyer for each Purchased Contract and Purchased Contract Pool shall never exceed that amount which a Dealer shall receive from bank draft upon the delivery of all Contract Documents. With respect to any Purchased Contract offered by Seller from Seller's portfolio of Contracts, the Purchase Price for each Purchased Contract payable by Buyer to Seller shall be determined to provide Buyer a rate of return on its investment in the Purchased Contract from the remaining unpaid installments equal to the Seller's original rate of return on its investment in the Purchased Contract, as of its purchase by Seller from the originating Dealer, assuming in both cases that the Purchased Contract was paid in full in accordance with its scheduled installments. In addition, no Purchased Contract from the Seller's portfolio may be in default at the time of purchase by Buyer or have violated the purchasing criteria set forth by Buyer from time to time (with all references to Buyer deemed to refer to the Servicer) at the time of its purchase by Seller (or affiliate, as the case may be).

          (b) Buyer shall reimburse Seller for its out-of-pocket costs paid to effect any Credit Enhancements with respect to the Purchased Contracts, although Seller shall not, by virtue of this Agreement, be required to provide or effect Credit Enhancements.

     4. TERM. This Agreement shall commence as of the date first written above and shall continue until terminated upon 30 days written notice from either party to the other.

     5. OTHER DOCUMENTS. Seller or Buyer shall execute and deliver any and all other documents, opinions, certificates, and evidence of the Purchased Contracts as may be reasonably requested by Buyer in connection with the transactions contemplated by this Agreement.

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     6.   REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller
represents and warrants to Buyer as follows:

          (a)  ORGANIZATION AND GOOD STANDING.    Seller is a corporation
duly organized, validly existing and in good standing under the laws of Texas, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently contemplated, and to execute, deliver and perform its obligations under this Agreement.

          (b) DUE QUALIFICATION. The Seller is duly qualified and has registered as a foreign corporation in each state where such qualification is required in order to perform its obligations pursuant to this Agreement and has obtained all necessary licenses, approvals or consents as are required under applicable law to perform its duties hereunder.

          (c)  DUE AUTHORIZATION.   The execution, delivery and performance
of this Agreement has been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

          (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Seller, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect which affect the enforcement of creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e)  NO VIOLATION.   The execution and delivery of this Agreement
by the Seller, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Seller, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any requirement of law applicable to the Seller or any indenture, contract, agreement, mortgage, deed of trust or other installment to which the Seller is a party or by which it is bound.

     7. REPRESENTATIONS, WARRANTIES AND COVENANTS OF SELLER REGARDING CONTRACTS. The Seller further represents and warrants to, and covenants with Buyer as follows:

          (a) Each Purchased Contract will conform with, and in acting with respect to the Contract, Seller will have complied in all material respects with, all applicable federal, state and local laws, regulations and official rulings.

          (b) Each Purchased Contract (i) shall have been originated in the United States of America by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such

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Dealer's business, shall have been fully and properly executed by the parties thereto and shall have been validly assigned by such Dealer to Seller, or to Buyer in accordance with its terms, (ii) shall have created or shall create a valid, subsisting, and enforceable first priority security interest in the Financed Vehicle in favor of the owner of the Purchased Contract, (iii) shall contain customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral and of the benefits of the security, (iv) shall provide for, in the event that such Purchased Contract is prepaid, a prepayment that fully pays the principal balance, (v) shall meet at the time of its purchase from the originating Dealer in all material respects all purchasing criteria set forth by Buyer from time to time and (vi) shall have been validly assigned by Seller to Buyer.

          (c) Seller shall require each Dealer from which a Purchased Contract is purchased (i) to represent and warrant that such Purchased Contract and the sale of the related Financed Vehicle complied, at the time the Contract was originated or made, in all material respects with all requirements of applicable federal, state and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-In-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Federal Reserve Board's Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit code, and other consumer laws and equal credit opportunity and disclosure laws, and (ii) to agree that any Purchased Contract has been purchased from the Dealer with recourse.

          (d) Each Purchased Contract shall represent the genuine, legal, valid and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms subject to the effect of bankruptcy, insolvency, reorganization, or other similar laws affecting the enforcement of creditors' rights generally.

          (e) (i) The Certificate of Title for such Financed Vehicle shows (or if a new or replacement Certificate of Title is applied for with respect to such Financed Vehicle, the official receipt from the responsible state or local governmental authority shall indicate that an application has been made and that the Certificate of Title, when issued, will show within 120 days) the Seller or the Buyer as the holder of a first priority security interest in such Financed Vehicle, (ii) within 120 days after the Purchase Date for the Contract relating to the Financed Vehicle, the Certificate of Title for such Financed Vehicle will show the Buyer as the holder of a first priority security interest in such Financed Vehicle, and (iii) the Buyer, upon delivery of the transfer to it, will have a valid and enforceable security interest in the Financed Vehicle to the same extent as the security interest of the person or entity named as the original secured party under the related Contract.

          (f) At the time of its purchase for the Buyer, no provision of a Purchased Contract shall have been waived, without the express written consent of the Buyer.

                                 Page 5 of 9
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          (g)  At the time of its purchase by the Buyer, no right of rescission, setoff, counterclaim, or defense shall have been asserted or threatened with respect to any Contract.

          (h) It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Purchased Contract or Purchased Contract Pool to Buyer and that the beneficial interest in and title to the Purchased Contracts and Purchased Contract Pools not be part of Seller's estate in the event of the filing of a bankruptcy petition by or against Seller under applicable bankruptcy law. Immediately prior to the transfer and assignment to Buyer herein contemplated, Dealer or Seller had good and marketable title to each Purchased Contract free and clear of all liens, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, Buyer shall have good and marketable title to each Purchased Contract, free and clear of all liens, encumbrances, security interests, and rights of others.

     8. REPRESENTATIONS AND WARRANTIES OF THE BUYER. The Buyer represents and warrants to Seller as follows:

          (a) ORGANIZATION AND GOOD STANDING. Buyer is a corporation duly organized, validly existing and in good standing under the laws of Texas, and has full corporate power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently contemplated, and to execute, deliver and perform its obligations under this Agreement.

          (b)  DUE QUALIFICATION.   The Buyer is duly qualified and has
registered as a foreign corporation in each state where such qualification is required in order to perform its obligations pursuant to this Agreement and has obtained all necessary licenses, approvals or consents as are required under applicable law to perform its duties hereunder.

          (c)  DUE AUTHORIZATION.   The execution, delivery and performance
of this Agreement has been duly authorized by the Buyer by all necessary corporate action on the part of the Buyer.

          (d)  BINDING OBLIGATION.    This Agreement constitutes a legal,
valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect which affect the enforcement of creditors' rights in general, and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

          (e)  NO VIOLATION.   The execution and delivery of this Agreement
by the Buyer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Buyer, will not conflict with, violate, result in

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any breach of any of the material terms and provisions of, or constitute
(with or without notice or lapse of time or both) a default under, any requirement of law applicable to the Buyer or any indenture, contract, agreement, mortgage, deed of trust or other installment to which the Buyer is a party or by which it is bound.

     9. SERVICING AGREEMENT; COLLECTION OF PURCHASED RECEIVABLES. Concurrently with the execution of this Agreement, Seller and Buyer shall enter into the Servicing Agreement whereby Seller, as an independent contractor, will collect, in accordance with the terms and conditions set forth therein, for the account of Buyer, payments under all Purchased Contract and Purchased Contract Pools.

     10. NO ASSUMPTION. The Seller does not, and shall not be deemed to, assume any obligations of the Buyer relating to the transactions contemplated herein. Buyer does not, and shall not be deemed to assume any obligations of Seller relating to the Purchased Contracts or the transactions giving rise to the Purchased Contracts. To the extent that Seller has not completed performance of any Contract pursuant to which a Purchased Contract was generated, Seller hereby covenants and agrees to complete such Contract in order that the Obligor will continue not to have any rights to setoff, counterclaim or dispute. Accordingly, Seller hereby indemnifies and holds harmless Buyer, its successors and assigns, and their respective officers, directors, agents and attorneys against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Buyer, its successors and assigns, or their respective officers, directors, agents and attorneys due to
(i) any breach by Seller of its representations, warranties or covenants provided for in this Agreement or in the Servicing Agreement, or (ii) any action or inaction of Seller in any way relating to, or arising out of this Agreement or any of the transactions contemplated herein or the creation or collection or enforcement of any of the Purchased Contracts. Seller, further, assume the risk of uncollectibility and indemnifies Buyer, its successors and assigns, or their respective officers, directors, agents and attorneys, against, the uncollectibility of all or any part of the Purchased Contracts as against the Obligor thereof, except for uncollectibility resulting from a breach by Seller of any warranty, representation, or covenant contained herein, which indemnity is limited to Seller's obligation to repurchase any such Purchased Contract for a purchase price equal to the then outstanding balance thereon. The indemnities contained in this Section shall survive any termination of this Agreement.

     11. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Seller may contract with others for the performance of any or all of its obligations hereunder. Any such contract, however, shall not relieve Seller from liability for its obligations hereunder.

     12. MODIFICATIONS AND WAIVERS. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver of

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any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege hereunder. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. No waiver shall be valid in the absence of the written and signed consent of the party against which enforcement of such is sought.

     13. NOTICE. Except as otherwise specifically provided herein, any notice hereunder shall be in writing (including telecopy communication) and, if mailed, shall be deemed to be given when sent by registered or certified mail, postage prepaid, or if telecopied when transmitted, or otherwise when delivered in person to the addressee and a receipt given therefor, in all such instances addressed to the respective parties as follows:

     To Seller:               Tamarack Funding Corporation
                              801 East Campbell Road, Suite 310
                              Richardson, Tx.  75081
                              Attn:  Mr. Garry P. Isaacs, President

     To Buyer:                Tamarack Lenders Corporation
                              801 East Campbell Road, Suite 310
                              Richardson, Tx.  75081
                              Attn:  Mr. Garry P. Isaacs, President


or at such other address as the addressee may, by written notice received by the other party hereto, designate as the appropriate address for purposes of notice hereunder.

     14. AMENDMENT. This Agreement may be amended, supplemented or modified only with the written consent of each of the parties hereto.

     15. CHOICE OR LAW. THIS AGREEMENT AND THE VALIDITY AND ENFORCEMENT HEREOF SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS.

     16. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term of this Agreement, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby, and in lieu of each such illegal, invalid or unenforceable provision there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

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     17.  ENTIRE AGREEMENT.  This instrument embodies the entire agreement between the patties relating to the subject matter hereof and supersedes all prior agreements and understandings, if any, relating to the subject matter hereof.

     18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which for all purposes is to be deemed an original.

     19. SURVIVAL. All covenants, agreements, undertakings, indemnities, representations and warranties made herein shall survive both the execution and the termination hereof and shall not be affected by any investigation made by any party.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first hereinabove written.

                              SELLER:
                              TAMARACK FUNDING CORPORATION


                              By:
                                  ------------------------------------
                                    Garry P. Isaacs, President



                              BUYER:
                              TAMARACK LENDERS CORPORATION


                              By:
                                  ------------------------------------
                                    Garry P. Isaacs, President





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